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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

BLUE CURRENT GLOBAL DIVIDEND FUND

INSTITUTIONAL CLASS (BCGDX)

Semi-Annual Report

February 28, 2015
 (Unaudited)

BLUE CURRENT GLOBAL DIVIDEND FUND LETTER TO SHAREHOLDERS	April 1, 2015

Dear Shareholders:

Since the September 18, 2014 launch of the Blue Current Global Dividend Fund (the “Fund”), the global equity markets have been volatile with a nearly 10% immediate drawdown followed by a full recovery through the end of the Fund’s first fiscal semi-annual period (February 28, 2015). Despite the whipsaw reactions of the financial markets, the Fund finished up 0.99% in its first partial semi-annual period. We do not manage the fund to a specific index; however, for comparison, the Fund’s benchmark, the MSCI World Index, returned +2.7% over the same period.

It is important to remind you of our philosophy and objectives. In the current environment, investors need to make every penny work for them. With yield in short supply and safe income streams providing little return, high quality companies with growing and sustainable cash flow from across the globe might be less risky than you think – and more fruitful. Over the long run, we believe dividends matter.

The Fund utilizes its investment expertise in growing cash flow through what we believe is a niche universe of high quality, dividend-paying companies with sustainable business models and dividend policies. The Fund seeks to invest in companies that pay a stable and increasing dividend each quarter and deliver attractive long term capital appreciation to investors.

The Blue Current investment team concentrates on a select portfolio of 25-50 companies across developed markets that meet our stringent qualities. We focus on companies that we believe have a strong history of rewarding shareholders and have the financial ability to continue to increase the dividend over time. We also focus on the future earnings potential of each company and strive to purchase those businesses when they are trading at a discount to the value we have assigned to the company.

Despite an average cash allocation of 5% and a 10% weighting towards the energy sector (which was down 20% for the period due to the price shock), the Fund enjoyed positive performance thanks to an overweight allocation to U.S. dividend payers and solid stock selection with our European dividend payers. In particular, we took advantage of the dips to add to our highest conviction names and we initiated several new positions that we have been monitoring for some time. The overall portfolio’s current dividend yield is now 3.2% and the dividend growth rate of the current portfolio was 17% in 2014.

In our opinion, today’s low interest rate environment combined with investor thirst for yield has made the traditionally popular dividend yield and defensive sectors – utilities, health care, and consumer staples – very expensive, which is why we were underweighted in these sectors in 2014. As a value investor focused on dividend and earnings growth, this conundrum is forcing us to dig deep and identify new opportunities within our disciplined valuation thresholds and dividend growth rates.

Using the U.S. utility sector as an example, we illustrate why we have no exposure to this traditionally popular dividend play. The sector is currently trading at a peak 18.3x earnings multiple which is significantly greater than its long-term average multiple of 15x earnings. Furthermore, the sector currently offers a 3.3% dividend yield, which is over 1.00% less than its long-term average dividend yield, and its dividend growth rate has averaged just 3%.

In addition, we are reminded by how highly correlated interest rate sensitive sectors like utilities and REITs (a sector that also performed greatly in 2014 – up 32%) are to lower interest rates, particularly in a year like 2014 where the 10 year U.S. Treasury yield declined from 3.1% to 2.2%. The result of investor thirst for yield has led to peak valuations in interest rate sensitive sectors like utilities and REITs, which now trade at 25x AFFO (adjusted funds from operations) compared with its long-term average of 16x AFFO. REITs now yield 4% which is well below its average yield of 6.5% since 1990. At current prices, we believe these sectors are priced for perfection and could lose money if rates rise faster than expected.

The good news is that we continue to identify what we believe are attractive opportunities and our global approach allows us to find some high quality businesses located outside of the U.S. with very attractive valuations. An interesting fact is that the U.S. is now the only developed economy whose 10 year sovereign debt yield exceeds the dividend yield offered by its broad equity index. For example, the dividend yields offered by the broad equity indices of the U.K., Germany, and France are over 1.00% greater than their respective 10 year sovereign debt yields. Another remarkable fact is that 65% of European companies now have dividend yields above their corporate bond yields.

As a result, we have been gradually increasing our exposure to European equities. While we remain cautious due to the persistently weak economies in the Eurozone along with currency risk, our expectation is for additional European exposure in 2015. Our current weighting towards European domiciled businesses (including the U.K.) is approximately 37%. The U.S. represents approximately 59% of the portfolio. We continue to have no exposure to companies based in the emerging markets because of our general concerns over inconsistent dividend policies. We also have no exposure to Japanese dividend payers as we struggle with the generally low dividend payout policies offered by management teams. This is a region we are monitoring closely to see if shareholder activism comes into fruition, whereby management teams initiate higher dividend payout targets that are in-line with their U.S. peers. From a sector standpoint, we currently have no exposure to utilities. In addition, compared to the MSCI World Index, we are underweight consumer staples, and we are overweight financials, energy MLPs, industrials, and consumer discretionary.

Given our focus on cash flow growth through rising dividend payments, we believe the current environment offers outstanding opportunities for dividend increases in virtually every sector outside of upstream energy companies. It appears to us that corporations are flush with cash and management teams continue to reward shareholders with sound policies of returning capital to shareholders via dividends and stock buy-backs. In particular, we have identified a number of high quality European businesses that have adopted new dividend policies geared towards their U.S. peers. Allianz and Kingfisher, for example, have changed their dividend policies to increase the dividend payment annually, as opposed to a more formulaic measure such as a fixed dividend payout ratio.

An example of a high quality business located outside of the U.S. that we believe offers attractive valuations relative to its U.S. peers is Kingfisher, Europe’s largest home improvement retailer. This “Home Depot” of Europe has not been blessed with a rebound in the home improvement environment as experienced in the U.S. With France representing 50% of profits, Kingfisher has seen no growth from its core market due to the challenging economic environment. However, its management team has been restructuring to improve margins and we argue a gradual return of the European consumer exists with lower energy prices and the recent stimulus from the European Central Bank, which should improve earnings and dividend growth. While Kingfisher does not provide the operating margins of its U.S. peers, it has substantially less debt (3% debt to assets) and trades at a 40% discount from a price to earnings perspective (12x P/E).

We are excited about the prospects ahead despite the struggle between the future direction of rates, oil and the dollar. While the U.S. market is no longer viewed as inexpensive, we believe there are still attractive opportunities within our universe. U.S. companies are generally performing well and the market is rewarding them accordingly. Meanwhile, we believe Europe is attractively valued and investor pessimism is high due to slower growth prospects, its ties to Russia, and monetary policy uncertainty. Nevertheless, lower commodity prices should be a net positive for the global economy and the equity markets outside of the U.S. may continue to positively surprise investors in 2015.

Sincerely,

Henry “Harry” M. T. Jones Co-Portfolio Manager Blue Current Global Dividend	Dennis Sabo, CFA Co-Portfolio Manager Blue Current Global Dividend

Disclosure and Risk Summary

The Letter to Shareholders seeks to describe some of the current opinions and views of the financial markets of Edge Advisors, LLC (the “Adviser”). Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Adviser with respect to those securities may change at any time.

The opinions expressed herein are those of the Adviser, and the report is not meant as legal, tax, or financial advice. You should consult your own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of investing. The external data presented in this report have been obtained from independent sources (as noted) and are believed to be accurate, but no independent verification has been made and accuracy is not guaranteed. The information contained in this report is not intended to address the needs of any particular investor.

The information contained in this document does not constitute an offer to sell any securities nor a solicitation to purchase any securities. Index returns reflect the reinvestment of dividends. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.bluecurrentfunds.com or call 1-800-514-3583 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Blue Current Global Dividend Fund is distributed by Ultimus Fund Distributors, LLC.

PAST PERFORMANCE CANNOT BE CONSTRUED AS AN INDICATOR OF FUTURE RESULTS BECAUSE OF, AMONG OTHER THINGS, POSSIBLE DIFFERENCES IN MARKET CONDITIONS, INVESTMENT STRATEGY, AND REGULATORY CLIMATE. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-514-3583. THE FUND INVESTS PRIMARILY IN DIVIDEND PAYING COMPANIES AND IT IS POSSIBLE THESE COMPANIES MAY ELIMINATE OR REDUCE THEIR DIVIDEND PAYMENTS. INDEX INFORMATION (I) IS INCLUDED MERELY TO SHOW THE GENERAL TREND IN THE EQUITY MARKETS FOR THE PERIOD INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND’S PORTFOLIO WILL BE SIMILAR TO THE INDICES EITHER IN COMPOSITION OR RISK AND (II) HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE ACCURATE.

BLUE CURRENT GLOBAL DIVIDEND FUND
PORTFOLIO INFORMATION
February 28, 2015 (Unaudited)

Sector Diversification
 (% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
ACE Ltd.	3.41%
Anheuser-Busch InBev SA/NV - ADR	3.40%
Norfolk Southern Corporation	3.38%
Kimberly-Clark Corporation	3.34%
Unilever plc - ADR	3.34%
Microsoft Corporation	3.19%
PartnerRe Ltd.	3.02%
Verizon Communications, Inc.	3.00%
Target Corporation	3.00%
Leggett & Platt, Inc.	2.95%

BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS
February 28, 2015 (Unaudited)

COMMON STOCKS — 93.6%	Shares	Value
Consumer Discretionary — 22.4%
Auto Components — 0.9%
Companie Générale des Établissements Michelin (a)	2,530	$242,887

Automobiles — 5.3%
Ford Motor Company	39,745	649,433
Volkswagen AG (a)	3,070	774,858
		1,424,291
Hotels, Restaurants & Leisure — 2.8%
Las Vegas Sands Corporation	8,494	483,309
SeaWorld Entertainment, Inc.	14,160	265,358
		748,667
Household Durables — 3.0%
Leggett & Platt, Inc.	17,620	793,781

Leisure Products — 2.6%
Hasbro, Inc.	11,125	693,254

Media — 2.0%
Cinemark Holdings, Inc.	13,500	549,720

Multi-Line Retail — 3.0%
Target Corporation	10,505	807,099

Specialty Retail — 1.4%
Kingfisher plc (a)	69,000	389,055

Textiles, Apparel & Luxury Goods — 1.4%
Christian Dior SA (a)	1,910	369,439

Consumer Staples — 10.1%
Beverages — 3.4%
Anheuser-Busch InBev SA/NV - ADR	7,215	913,852

Food Products — 3.3%
Unilever plc - ADR	20,385	899,182

Household Products — 3.4%
Kimberly-Clark Corporation	8,200	899,212

BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 93.6% (Continued)	Shares	Value
Energy — 11.6%
Oil, Gas & Consumable Fuels — 11.6%
Alliance Resource Partners, L.P.	13,070	$516,918
Enterprise Products Partners, L.P.	15,700	523,438
Magellan Midstream Partners, L.P.	6,610	543,342
Marathon Petroleum Corporation	5,060	531,300
Occidental Petroleum Corporation	6,535	508,946
Plains All American Pipeline, L.P.	9,937	495,757
		3,119,701
Financials — 11.2%
Banks — 2.0%
HSBC Holdings plc - ADR	11,815	527,185

Capital Markets — 0.9%
Waddell & Reed Financial, Inc. - Class A	5,000	247,300

Insurance — 8.3%
ACE Ltd.	8,045	917,211
Allianz SE (a)	3,020	505,687
PartnerRe Ltd.	7,098	812,721
		2,235,619
Health Care — 7.8%
Health Care Equipment & Supplies — 5.8%
Abbott Laboratories	16,725	792,263
Baxter International, Inc.	9,530	658,999
Becton, Dickinson and Company	835	122,511
		1,573,773
Pharmaceuticals — 2.0%
Johnson & Johnson	5,280	541,253

Industrials — 10.0%
Aerospace & Defense — 1.9%
Rolls-Royce Holdings plc (a) (b)	34,720	507,220

Electrical Equipment — 1.9%
Eaton Corporation plc	7,179	509,781

Industrial Conglomerates — 2.8%
Siemens AG (a)	6,895	770,717

Road & Rail — 3.4%
Norfolk Southern Corporation	8,330	909,303

BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 93.6% (Continued)	Shares	Value
Information Technology — 13.1%
Communications Equipment — 2.1%
QUALCOMM, Inc.	7,780	$564,128

IT Services — 5.8%
Accenture plc - Class A	8,710	784,161
Amadeus IT Holding SA - A Shares (a)	6,000	246,931
Western Union Company (The)	27,200	530,944
		1,562,036
Software — 3.2%
Microsoft Corporation	19,590	859,021

Technology Hardware, Storage & Peripherals — 2.0%
Apple, Inc.	4,200	539,532

Materials — 4.4%
Chemicals — 4.4%
Dow Chemical Company (The)	10,515	517,759
Syngenta AG - ADR	9,440	666,936
		1,184,695
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 3.0%
Verizon Communications, Inc.	16,335	807,766

Total Common Stocks (Cost $24,161,052)		$25,189,469

MONEY MARKET FUNDS — 8.1%	Shares	Value
First American Government Obligations Fund - Class Z, 0.00% (c) (Cost $2,170,063)	2,170,063	$2,170,063

Total Investments at Value — 101.7% (Cost $26,331,115)		$27,359,532

Liabilities in Excess of Other Assets — (1.7%)		(458,229)

Net Assets — 100.0%		$26,901,303

ADR - American Depositary Receipt

(a)	Fair value priced (Note 2). Fair valued securities totaled $3,806,794 at February 28, 2015, representing 14.2% of net assets.
(b)	Non-income producing security.
(c)	Variable rate security. The rate shown is the 7-day effective yield as of February 28, 2015.

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
SUMMARY OF COMMON STOCKS BY COUNTRY
February 28, 2015 (Unaudited)

Country	Values	% of Net Assets
United States	$15,351,647	57.1%
United Kingdom	2,322,643	8.6%
Germany	2,051,262	7.6%
Switzerland	1,584,146	5.9%
Ireland	1,293,942	4.8%
Belgium	913,852	3.4%
Bermuda	812,721	3.0%
France	612,325	2.3%
Spain	246,931	0.9%
	$25,189,469	93.6%

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$26,331,115
At value (Note 2)	$27,359,532
Cash	4,968
Dividends receivable	33,833
Receivable for investment securities sold	100,784
Receivable for capital shares sold	21,000
Other assets	11,342
TOTAL ASSETS	27,531,459

LIABILITIES
Payable for investment securities purchased	607,795
Payable to Adviser (Note 4)	8,706
Payable to administrator (Note 4)	5,700
Other accrued expenses	7,955
TOTAL LIABILITIES	630,156

NET ASSETS	$26,901,303

NET ASSETS CONSIST OF:
Paid-in capital	$26,190,138
Accumulated net investment income	65,601
Accumulated net realized losses from securities transactions	(382,853)
Net unrealized appreciation on investments	1,028,417
NET ASSETS	$26,901,303

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$26,901,303
Shares of Institutional Shares outstanding (no par value, unlimited number of shares outstanding)	2,670,987
Net asset value, offering and redemption price per share (Note 2)	$10.07

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENT OF OPERATIONS
For the Period Ended February 28, 2015(a) (Unaudited)

INVESTMENT INCOME
Dividends	$230,999
Foreign withholding taxes on dividends	(6,845)
224,154
EXPENSES
Investment advisory fees (Note 4)	84,268
Fund accounting fees (Note 4)	11,709
Administration fees (Note 4)	10,894
Custodian and bank service fees	8,406
Transfer agent fees (Note 4)	7,792
Professional fees	7,599
Registration and filing fees	7,576
Compliance fees (Note 4)	5,433
Trustees’ fees and expenses (Note 4)	4,904
Postage and supplies	2,174
Insurance expense	1,443
Printing of shareholder reports	1,050
Other expenses	3,288
TOTAL EXPENSES	156,536
Fee waivers by the Adviser (Note 4)	(72,268)
NET EXPENSES	84,268

NET INVESTMENT INCOME	139,886

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from:
Security transactions	(433,428)
Foreign currency transactions	(7,119)
Net change in unrealized appreciation/depreciation on investments	1,028,417
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	587,870

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$727,756

(a)	Represents the period from the commencement of operations (September 18, 2014) through February 28, 2015.

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

Period Ended February 28, 2015(a)
FROM OPERATIONS
Net investment income	$139,886
Net realized losses from:
Security transactions	(433,428)
Foreign currency transactions	(7,119)
Net change in unrealized appreciation/depreciation on investments	1,028,417
Net increase in net assets resulting from operations	727,756

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income, Institutional Shares	(67,166)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	27,066,163
Net asset value of shares issued in reinvestment of distributions	999
Payments for shares redeemed	(826,449)
Net increase in Institutional Shares net assets from capital share transactions	26,240,713

TOTAL INCREASE IN NET ASSETS	26,901,303

NET ASSETS
Beginning of period	—
End of period	$26,901,303

ACCUMULATED NET INVESTMENT INCOME	$65,601

Institutional Shares
Shares sold	2,754,505
Shares reinvested	102
Shares redeemed	(83,620)
Net increase in shares outstanding	2,670,987
Shares outstanding, beginning of period	—
Shares outstanding, end of period	2,670,987

(a)	Represents the period from the commencement of operations (September 18, 2014) through February 28, 2015.

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS (Unaudited)

Per Share Data for a Share Outstanding Throughout the Period
	Period Ended February 28, 2015(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gains on investments	0.04
Total from investment operations	0.10

Less distributions:
From net investment income	(0.03)

Net asset value at end of period	$10.07

Total return (b)	0.99	%(c)

Net assets at end of period	$26,901,303

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.84	%(d)
Ratio of net expenses to average net assets (e)	0.99	%(d)
Ratio of net investment income to average net assets (e)	1.64	%(d)
Portfolio turnover rate	32	%(c)

(a)	Represents the period from the commencement of operations (September 18, 2014) through February 28, 2015.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers (Note 4).

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2015 (Unaudited)

1. Organization

Blue Current Global Dividend Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on September 18, 2014.

The investment objective of the Fund is current income and capital appreciation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads and distribution or shareholder service fees and require a $100,000 initial investment). As of February 28, 2015, the Investor Class shares (to be sold without any sales loads, but subject to a distribution or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and require a $2,500 initial investment) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees (the “Board”) of the Trust. The Fund values its listed securities based on the security’s last sales price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to the procedures adopted by the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

prices for the same securities. All foreign securities are fair valued and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement. Non-U.S. equity securities actively traded in foreign markets held by the Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service. The Board of Trustees has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign portfolio securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$21,382,675	$3,806,794	$—	$25,189,469
Money Market Funds	2,170,063	—	—	2,170,063
Total	$23,552,738	$3,806,794	$—	$27,359,532

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of February 28, 2015, the Fund did not have any transfers into and out of any Level. In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of February 28, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The market values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation – The net asset value per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on an equally proportionate share of the sum of the expenses, unless the Board determines that another expense allocation is appropriate.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Distributions to shareholders arising from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the period ended February 28, 2015 was ordinary income.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2015:

Tax cost of portfolio investments	$26,028,691
Gross unrealized appreciation	$1,759,388
Gross unrealized depreciation	(428,547)
Net unrealized appreciation on investments	1,330,841
Accumulated ordinary income	65,601
Other losses	(335,611)
Other temporary differences	(349,666)
Total distributable earnings	$711,165

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and the tax treatment of the cost of securities received as in-kind subscriptions at the inception of the Fund.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

For the period ended February 28, 2015, the Fund reclassified $50,575 of realized losses from security transactions against paid-in capital on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to the tax treatment of the cost of in-kind subscriptions received from shareholders at the inception of the Fund. The Fund also reclassified $7,119 of net realized losses from foreign currency transactions against accumulated net investment income on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current period and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the period ended February 28, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $30,087,984 and $5,893,745, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by Edge Advisors, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an expense limitation agreement, the Adviser has contractually agreed until January 1, 2018, to reduce advisory fees and reimburse other expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable under a Rule 12b-1 Plan) to an amount not exceeding 0.99% of the Fund’s average daily net assets. Accordingly, the Adviser reduced its advisory fees in the amount of $72,268 during the period ended February 28, 2015.

Certain officers of the Fund are also officers of the Adviser.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees for its services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Adviser (not the Fund) pays the Distributor’s fees.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor.

TRUSTEE COMPENSATION
Each Independent Trustee receives from each series in the Trust a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. In addition, effective January 1, 2015, each Independent Trustee receives from each series of the Trust an annual retainer of $500. Interested Trustees are not compensated by the Trust for their services.

PRINCIPAL HOLDERS OF FUND SHARES
As of February 28, 2015, the following entities owned of record more than 5% of the outstanding shares of the Fund for the benefit of its customers:

Name of Record Owner	% Ownership
Pershing, LLC	10%
Atlantic Capital Bancshares, Inc.	5%
Charles Schwab & Company, Inc.	5%

5. Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 18, 2014) and held until the end of the period (February 28, 2015).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

Institutional Class	Beginning Account Value September 1, 2014(a)	Ending Account Value February 28, 2015	Net Expense Ratio(b)	Expenses Paid During Period(c)
Based on Actual Fund Return	$1,000.00	$1,009.90	0.99%	$4.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.89	0.99%	$4.96

(a)	Beginning Account Value is as of September 18, 2014 (date of commencement of operations) for the Actual Fund Return information.
(b)	Annualized, based on the Fund’s expenses during the period since commencement of operations.
(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 164/365 (to reflect the period since inception) and 181/365 (to reflect the one-half year period), for Actual Fund Return and Hypothectical 5% Return information, respectively.

BLUE CURRENT GLOBAL DIVIDEND FUND
 OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-888-575-4800, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2015 will be available on or before August 31, 2015 without charge upon request by calling 1-888-575-4800, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-575-4800. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BLUE CURRENT GLOBAL DIVIDEND FUND
 DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Blue Current Global Dividend Fund’s (the “Global Dividend Fund”) Investment Advisory Agreement with Edge Advisors, LLC (“Edge”) for an initial two-year term. Approval took place at an in-person meeting held on July 21, 2014, at which a majority of the Trustees, including the Independent Trustees, were present in person, with one Independent Trustee attending by telephone.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by Edge in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services to be provided by Edge. In this regard, the Board considered the responsibilities Edge would have under the Global Dividend Fund Investment Advisory Agreement. The Board also considered the anticipated services to be provided by Edge to the Global Dividend Fund including, without limitation, Edge’s procedures for formulating investment recommendations and assuring compliance with the Global Dividend Fund’s investment objective and limitations, Edge’s proposed initial marketing and distribution efforts to assist in the distribution of the Global Dividend Fund’s shares, and Edge’s compliance procedures and practices. The Board noted that the Global Dividend Fund’s Principal Executive Officer is an employee of Edge and will be serving the Trust without additional compensation. After reviewing the foregoing information and further information in the Global Dividend Fund’s materials (e.g., descriptions of Edge’s business, the adviser’s compliance programs, and Edge’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Edge were satisfactory and adequate for the Global Dividend Fund.

The investment management capabilities and experience of Edge. In this regard, the Board considered the investment management experience of Edge. The Board discussed with Edge the investment objective and strategies for the Global Dividend Fund and Edge’s experience and plans for implementing such strategies. In particular, the Board received information from Edge regarding the experience of the Global Dividend Fund’s portfolio manager in managing U.S. Equity Funds with 20%-50% in non-U.S. equities. The Board also noted Edge’s prior experience and performance with separate accounts that had similar investment objectives and strategies as the Global Dividend Fund. After consideration of these factors, as well as other factors, the Board determined that Edge has the requisite experience to serve as manager for the Global Dividend Fund.

BLUE CURRENT GLOBAL DIVIDEND FUND
 DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The costs of the services to be provided and profits to be realized by Edge and its affiliates from the relationship with the Global Dividend Fund. In this regard, the Board considered Edge’s staffing, personnel, and methods of operating; the education and experience of Edge’s personnel; Edge’s compliance program, policies, and procedures; the financial condition of Edge and the level of commitment to the Global Dividend Fund and Edge by the principals of Edge; the projected asset levels of the Global Dividend Fund; and the overall expenses of the Global Dividend Fund, including the advisory fee. The Board reviewed the Global Dividend Fund Expense Limitation Agreement, and noted the benefit that would result to the Global Dividend Fund from Edge’s commitment to reduce its advisory fee and/or reimburse other operating expenses until January 1, 2018. The Board discussed the financial condition of Edge and its ability to satisfy its financial commitments to the Global Dividend Fund. The Board also considered potential benefits for Edge in managing the Global Dividend Fund, including promotion of Edge’s name and the potential for Edge to receive research, statistical, or other services from the Global Dividend Fund’s trades that may benefit Edge’s other clients. The Board compared the Global Dividend Fund’s proposed advisory fee and overall expense ratio to other funds believed to be comparable to the Global Dividend Fund in terms of the type of fund, the style of investment management, the projected size of the Global Dividend Fund and the nature of the investment strategy and markets invested in. The Board noted that the Global Dividend Fund’s advisory fee was higher than the average advisory fee for funds in the Morningstar category of U.S. Equity Funds investing 20%-50% in non-U.S. equities, but was less than the maximum management fee for comparable funds reported for the peer group. It was further noted by the Board that the proposed overall expense ratio for both the Institutional Class shares and Investor Class shares, (after applying the expense limitation) for the Global Dividend Fund would be higher than the average expense ratio for funds in the Morningstar category of U.S. Equity Funds investing 20%-50% in the non-U.S. equities peer group, but that each would be less than the maximum expense ratio for funds in the Morningstar U.S. Equity Funds investing 20%-50% in non-U.S. equities peer group. Upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee to be paid to Edge by the Global Dividend Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Global Dividend Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Global Dividend Fund’s investors. In this regard, the Board considered the Global Dividend Fund Investment Advisory Agreement and the Global Dividend Fund Expense Limitation Agreement. The Board determined that since the advisory fee would stay the same as asset levels increased, the shareholders of the Global Dividend Fund would benefit from the Global Dividend Fund Expense Limitation Agreement until the Global Dividend Fund’s assets grew to a level where Edge begins receiving its full advisory fee and Edge has been reimbursed for all eligible reimbursements pursuant to the Global Dividend Fund Expense Limitation Agreement or the Global Dividend Fund’s expenses otherwise fell below the expense cap. Following further discussion of the Global Dividend Fund’s

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

projected asset levels, expectations for growth, and level of fees, the Board determined that the Global Dividend Fund’s fee arrangements with Edge would provide benefits and that, at the Global Dividend Fund’s projected asset levels for the next few years, the Global Dividend Fund’s arrangements with Edge were fair and reasonable in relation to the nature and quality of the services to be provided by Edge.

Brokerage and portfolio transactions. In this regard, the Board considered Edge’s policies and procedures as it relates to seeking best execution for its clients, including the Global Dividend Fund. The Board also considered the anticipated portfolio turnover rate for the Global Dividend Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Edge; and the extent to which the Global Dividend Fund’s trades may be allocated to soft dollar arrangements. After further review and discussion, the Board determined that Edge’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as Edge’s process for allocating trades among its different clients, including other clients with similar investment objectives and strategies as the Global Dividend Fund. The Board also considered the substance and administration of Edge’s code of ethics. Following further consideration and discussion, the Board indicated that Edge’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of each of the Fund and its shareholders.

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Item 2. Code of Ethics.
No required
Item 3. Audit Committee Financial Expert.
Not required
Item 4. Principal Accountant Fees and Services.
Not required
Item 5. Audit Committee of Listed Registrants.
Not applicable
Item 6. Schedule of Investments.
(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11. Controls and Procedures.
(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable
(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Secretary

Date	May 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Henry M. T. Jones
Henry M. T. Jones, Principal Executive Officer of Blue Current Global Dividend Fund

Date	May 1, 2015

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer

Date	May 1, 2015

* Print the name and title of each signing officer under his or her signature.